U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 9, 2001
           ----------------------------------------------------------
                Date of Report (date of earliest event reported)



                             MUSE TECHNOLOGIES, INC.
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              Exact Name of Registrant as Specified in its Charter




           Delaware                      1-14559                85-0437001
---------------------------------    ----------------     ----------------------
(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)       Identification Number)









                      300 Fifth Avenue, Waltham, MA. 02451
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                     Address of Principal Executive Offices

                                 (781) 890-4300
          ------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

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THIS REPORT ON FORM 8-K CONTAINS, IN ADDITION TO HISTORICAL INFORMATION,
FORWARD-LOOKING STATEMENTS BY MUSE TECHNOLOGIES, INC. (THE "COMPANY") THAT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS "MAY," "SHOULD," "ANTICIPATE," "BELIEVE," "PLAN," "ESTIMATE," "EXPECT" AND "INTEND," AND OTHER SUCH SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF UNCERTAINTIES AND RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DOCUMENT ARE BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE OF THIS DOCUMENT, AND THE COMPANY. ASSUMES NO OBLIGATION TO UPDATE THESE CAUTIONARY STATEMENTS OR ANY FORWARD-LOOKING STATEMENTS.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On July 27, 2001, MUSE Technologies, Inc. d/b/a Advanced Visual Systems (the "Company") entered into a definitive agreement to sell its wholly owned subsidiary, Virtual Presence, Ltd., to Optionmaster Ltd., a U.K. company. The transaction involves MUSE selling all of its interest in Virtual Presence Ltd.(including $1.9 million in assets and $2.6 million in debt) to Optionmaster Ltd. for retirement of approximately 150,000 shares of MUSE common stock held by John Hough, a principal of Optionmaster Ltd. and former executive and director of the Company, forgiveness of judgments and settlements of other claims, and other considerations. Under the terms of the transaction, Optionmaster Ltd. will also acquire Virtual Presence Ltd. subsidiaries SimTeam SARL, Simulation Solutions Ltd. and Virtual Presence, Inc. The divestiture will result in MUSE taking a one-time charge of $2.4 million for the quarter ending June 30, 2001 in a write-down of goodwill related to its acquisition of Virtual Presence in November 1999. Additionally, attached as an exhibit hereto is a press release dated August 7, 2001 which press release is hereby incorporated by reference into this Form 8-K, announcing the execution of a definitive agreement to divest Virtual Presence.

ITEM 5. OTHER EVENTS

     On July 10 2001, the Company and two of its officers and directors were served with an amended petition in the District Court of Harris County, Texas, 129th Judicial District, by Continuum Resources International Corporation ("Continuum") claiming breach of contract and other charges related to the Company's sale of securities and certain technologies and related distribution rights to Continuum. The petition was amended to seek damages and to include the officers and directors as respondents. The Company's lawyers have entered a general denial and are presently evaluating the complaint.

     On July 30, 2001, the Company and two of its officers and directors were served a summons in a civil case in the United States District Court, District of Massachusetts, by a former Company officer and director claiming the Company failed to make all payments agreed to under an employment resignation and stock option purchase agreement. The Company's lawyers are presently evaluating the complaint.

     On June 26, 2001 and July 9, 2001 the Company received short term financing in the amount of two 90-day loans in the amount of $250,000 and $300,000 respectively. The Loans, which bear interest at the rate of 9% per annum, are secured by certain of the Company's accounts receivable. While the loans address certain of the Company's immediate short-term cash flow needs, the Company still has limited cash flow and a shortage of working capital. The Company continues to seek required long-term financing and to explore all other alternatives, including the possibility of filing for protection under Chapter 11 of the United States Code.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements: None

          (b)  Pro Forma Financial Information: None

          (c)  Exhibits

               (1)  Press release dated August 7, 2001

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MUSE TECHNOLOGIES, INC.


Dated:   June 25, 2001                  By:      /s/ Steve Sukman
                                                 ----------------
                                                 Steve Sukman
                                                 Chief Executive Officer






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                                    EXHIBIT 1


MUSE Technologies to Divest Virtual Presence Subsidiary

Data Visualization Technology Firm to Focus on Core Software Business

     WALTHAM, Mass.--(BUSINESS WIRE)--Aug. 7, 2001--MUSE Technologies Inc. (OTC
BB: MUZE) Tuesday announced that it entered into a definitive agreement to sell its wholly owned subsidiary, Virtual Presence Ltd., to Optionmaster Ltd.

     The transaction involves MUSE selling all of its interest in Virtual Presence (including $1.9 million in assets and $2.6 million in debt) to Optionmaster for retirement of approximately 150,000 shares of MUSE common stock held by a principal of Optionmaster, as well as other consideration.

     Under the terms of the deal, Optionmaster will also acquire Virtual Presence subsidiaries SimTeam SARL, Simulation Solutions Ltd. and Virtual Presence Inc.

     According to Steve Sukman, chief executive officer of MUSE Technologies, "The divestiture of Virtual Presence will permit us to concentrate all resources on our core data visualization software business, which is the focal point of our long-range strategy.

     "The product mix and operational requirements of Virtual Presence, a provider of turnkey 3D graphics solutions to companies in the European defense and manufacturing industries, is fundamentally different than that of our international software operation."

     The divestiture will result in MUSE taking a one-time charge of $2.4 million for the quarter ending June 30, 2001 in a write-down of goodwill related to its acquisition of Virtual Presence in November 1999.

     About MUSE Technologies Inc.

     MUSE Technologies Inc., dba Advanced Visual Systems (AVS), is an international leader in data visualization software and solutions that enable computer users to experience and interact with all types of business, scientific and engineering data. AVS offers a complete line of products that bring information to life on all major computing platforms using the latest in graphics, Web-based and collaborative technologies. AVS is a wholly owned subsidiary of MUSE Technologies Inc. and is dedicated to helping clients in nearly every industry speed the process of data analysis and decision making. For more information on AVS or MUSE call 781/890-4300, write to info@avs.com, or visit www.avs.com.

     Information contained in this press release includes statements that are forward-looking. Actual results could differ materially from those projected in the forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is described in MUSE Technologies' Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000, and its most recent quarterly report on Form 10-QSB, both of which are on file with the Securities and Exchange Commission.